   As filed with the Securities and Exchange Commission on October 24, 1996.
                                                 Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
          ------------------------------------------------------------
                            SPIEKER PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)
          ------------------------------------------------------------

           MARYLAND                                       94-3185802
 (State of Other Jurisdiction                          (I.R.S. Employer
of Incorporation or Organization)                     Identification No.)
                               2180 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 854-5600
                    (Address of Principal Executive Offices)

 SPIEKER PROPERTIES, INC. AMENDED AND RESTATED 1993 DIRECTORS' STOCK OPTION PLAN
     SPIEKER PROPERTIES, INC. AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN
                              (Full Title of Plans)
              -----------------------------------------------------
                                 CRAIG G. VOUGHT
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               2180 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                     (Name and Address of Agent for Service)

                                 (415) 854-5600
          (Telephone Number, Including Area Code, of Agent For Service)
                                    Copy to:
                            STEPHEN J. SCHRADER, ESQ.
                             JUSTIN L. BASTIAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (415) 813-5600
               --------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
===============================================================================

                                 Amount                Maximum             Proposed Maximum    Proposed Amount of
Title of Securities               to be            Offering Price         Aggregate offering      Registration
 to be Registered              Registered           Per Share (1)              Price (1)               Fee
 ----------------              ----------           -------------              ---------               ---
Common Stock, $.0001
par value per share             2,605,097              $29.25               $76,199,087.25         $23,090.63

===============================================================================
(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and (c) under the Securities Act of 1933, based upon an average of the high and low prices of Spieker Properties, Inc. common stock reported on the New York Stock Exchange on October 21, 1996.
===============================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


INCORPORATION BY REFERENCE TO PRIOR FORM S-8.

       In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-74736, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed by Spieker Properties, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

       (a) The Registrant's Annual Reports on Form 10-K and Form 10-K/A (Amendment No. 1) for the Fiscal Year ended December 31, 1995, each as filed with the Commission;

       (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, each as filed with the Commission;

       (c) The Registrant's Current Report on Form 8-K dated July 15, 1996, the Registrant's Current Report on Form 8-K dated June 18, 1996, the Registrant's Current Report on Form 8-K dated February 26, 1996 and the Registrant's Current Report on Form 8-K dated January 24, 1996, each filed with the Commission; and

       (d) The description of the Registrant's Common Stock contained in the Company's Registration Statement on Form 8-A (File No. 1-12528), filed with the Commission under the Exchange Act and including any amendment or report filed for the purposes of updating such description.

       All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 8.    EXHIBITS.

          4.1 Articles of Incorporation, as amended, of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 (File No. 33-67906))

          4.2 Articles Supplementary of Spieker Properties, Inc. for Series A Preferred Stock (incorporated by reference to Exhibit 4.2 to Spieker Properties, Inc.'s Report on Form 10-Q for the quarter ended March 31, 1994)

          4.3 Articles Supplementary of Spieker Properties, Inc. for Class B Common Stock (incorporated by reference to Exhibit 4.2 to Spieker Properties, Inc.'s Report on Form 10-Q for the quarter ended March 31, 1995)

          4.4 Articles Supplementary of Spieker Properties, Inc. for the Series B Preferred Stock (incorporated by reference to Exhibit
                  3.5 to Spieker Properties, Inc.'s Report on Form 10-K for the Fiscal Year ended December 31, 1995)

          4.5 Articles Supplementary of Spieker Properties, Inc. for the Class C Common Stock (incorporated by reference to Exhibit 3.6 to Spieker Properties, Inc.'s Report on Form 10-K for the Fiscal Year ended December 31, 1995)

          4.6 Articles of Amendment of Spieker Properties, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30,
                  1996)

          4.7 By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's shelf registration statement filed with the Commission on August 2, 1996)

          4.8 Spieker Properties, Inc. Amended and Restated 1993 Directors' Stock Option Plan

          4.9 Spieker Properties, Inc. Amended and Restated 1993 Stock Incentive Plan

          5.1     Opinion of Morrison & Foerster LLP

         23.1 Consent of Morrison & Foerster LLP (Included in Exhibit 5.1 hereto)

         23.2     Consent of Arthur Andersen LLP

         24.1     Power of Attorney (See page II-3)

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, Spieker Properties, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on October 24, 1996.

                                         SPIEKER PROPERTIES, INC.


                                         By:  /s/ Craig G. Vought
                                             -------------------------------
                                               Craig G. Vought
                                               Executive Vice President and
                                               Chief Financial Officer


                                POWER OF ATTORNEY

       Each person whose signature appears below constitutes and appoints Warren
E. Spieker, Dennis E. Singleton, John K. French and Craig G. Vought, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                                     Title                                   Date
                ---------                                     -----                                   ----
 /s/  Warren E. Spieker, Jr.                       Chairman of the Board,                       October 24, 1996
-----------------------------------------------    Director and
Warren E. Spieker, Jr.                             Chief Executive Officer
                                                   (Principal Executive Officer)

 /s/ John K. French                                Executive Vice President,                    October 24, 1996
-----------------------------------------------    Chief Operating Officer
John K. French                                     and Director

 /s/ Dennis E. Singleton                           Executive Vice President,                    October 24, 1996
-----------------------------------------------    Chief Investment Officer
Dennis E. Singleton                                and Director


 /s/ Elke Strunka                                  Vice President and                           October 24, 1996
-----------------------------------------------    Principal Accounting Officer
Elke Strunka                                       (Principal Accounting Officer)

 /s/ Craig G. Vought                               Executive Vice President                     October 24, 1996
-----------------------------------------------    and Chief Financial Officer
Craig G. Vought                                    (Principal Financial Officer)

 /s/ Richard J. Bertero                            Director                                     October 24, 1996
-----------------------------------------------
Richard J. Bertero


 /s/ Harold M. Messmer                             Director                                     October 24, 1996
-----------------------------------------------
Harold M. Messmer


 /s/ David M. Petrone                              Director                                     October 24, 1996
-----------------------------------------------
David M. Petrone


 /s/ William S. Thompson, Jr.                      Director                                     October 24, 1996
-----------------------------------------------
William S. Thompson, Jr.

                                  EXHIBIT INDEX


    EXHIBIT NUMBER                         DESCRIPTION
    --------------                         -----------

           4.1 Articles of Incorporation, as amended, of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 (File No. 33-67906))

           4.2 Articles Supplementary of Spieker Properties, Inc. for Series A Preferred Stock (incorporated by reference to Exhibit 4.2 to Spieker Properties, Inc.'s Report on Form 10-Q for the quarter ended March 31, 1994)

           4.3 Articles Supplementary of Spieker Properties, Inc. for Class B Common Stock (incorporated by reference to Exhibit 4.2 to Spieker Properties, Inc.'s Report on Form 10-Q for the quarter ended March 31, 1995)

           4.4 Articles Supplementary of Spieker Properties, Inc. for the Series B Preferred Stock (incorporated by reference to Exhibit
                  3.5 to Spieker Properties, Inc.'s Report on Form 10-K for the Fiscal Year ended December 31, 1995)

           4.5 Articles Supplementary of Spieker Properties, Inc. for the Class C Common Stock (incorporated by reference to Exhibit 3.6 to Spieker Properties, Inc.'s Report on Form 10-K for the Fiscal Year ended December 31, 1995)

           4.6 Articles of Amendment of Spieker Properties, Inc. (incorporated by reference to Exhibit 3.2 to Spieker Properties, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1996)

           4.7 By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-11 (File No. 33-67906))

           4.8 Spieker Properties, Inc. Amended and Restated 1993 Directors' Stock Option Plan

           4.9 Spieker Properties, Inc. Amended and Restated 1993 Stock Incentive Plan

           5.1    Opinion of Morrison & Foerster LLP

          23.1 Consent of Morrison & Foerster LLP (Included in Exhibit 5.1 hereto)

          23.2    Consent of Arthur Andersen LLP

          24.1    Power of Attorney (See page II-3)